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                                  FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                     Securities and Exchange Act of 1934


    Date of Report  (Date of earliest event reported):    August 30, 1996



                               METROCALL, INC.
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           (Exact name of registrant as specified in its charter)


         Delaware                    0-21924                      54-1215634
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                            Identification No.)


             6677 Richmond Highway, Alexandria, Virginia  22306
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                  (Address of principal executive offices)

     Registrant's telephone number, including area code:  (703) 660-6677


                               Not Applicable
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        (Former name or former address, if changed since last report)





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ITEM 2.  ACQUISITIONS OR DISPOSITIONS OF ASSETS

Satellite Paging and Message Network

         On August 30, 1996, Metrocall, Inc. (the "Company") completed a transaction pursuant to which the Company acquired substantially all of the assets of Satellite Paging ("Satellite") and Message Network for total consideration of approximately $28.0 million, consisting of $17.0 million in cash, and the issuance of approximately $11.0 million of the Company's common stock. Based on the Company's stock price at the time of closing, the total number of shares of the Company's common stock to be issued in this transaction was approximately 1.6 million. The Company has agreed to register the shares issued to the sellers. Upon effectiveness of such registration, the final number of shares will be adjusted if necessary determined based upon the average of the closing prices for the Company's stock for the twenty-day period prior to registration effectiveness. The cash portion of the purchase price was funded primarily by borrowings under the Company's existing credit facility. The acquisition of Satellite and Message Network adds approximately 100,000 subscribers to Metrocall's customer base. These customers and the related system infrastructure are located throughout New York, New Jersey and southern Florida. The transaction will be accounted for as a purchase for financial reporting purposes.

         Satellite and Message Network operate multi-regional paging and wireless messaging networks in the United States, primarily in the New York/New Jersey metropolitan area and southern Florida, respectively. The primary assets of Satellite and Message Network include transmission equipment, subscriber paging units and licenses issued by the Federal Communications Commission.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS


Financial Statements, Pro Forma Financial Information

         Required financial statements and pro forma financial information have been omitted here. All financial statements and pro forma financial information required will be filed in an amendment to this Current Report on Form 8-K within 75 days of the closing of the transaction discussed in Item 2 above.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS
         (CONTINUED)

Exhibits

2.1 Asset Purchase Agreement by and among O.R. Estman, Inc. d/b/a Satellite Paging, Dana Paging, Inc. d/b/a Message Network, Bertram M. Wachtel, Edward R. Davalos, Kevan D. Bloomgren and Metrocall, Inc., dated February 28, 1996. (a)

2.2 Amendment to the Asset Purchase Agreement by and among O.R. Estman, Inc. d/b/a Satellite Paging, Dana Paging, Inc. d/b/a Message Network, Bertram
       M. Wachtel, Edward R. Davalos, Kevan D. Bloomgren and Metrocall, Inc., dated August 30, 1996. *


*      Exhibit filed herewith.

(a) Incorporated by reference to Metrocall's Quarterly Report on Form 10-Q/A for the quarter ended March 31, 1996, filed with the Securities and Exchange Commission on July 15, 1996.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.




                                     METROCALL, INC.



                                     /s/         Vincent D. Kelly
                                     ------------------------------------------
                                     Vincent D. Kelly
                                     Chief Financial Officer, Treasurer
                                     and Vice President

Date:  September 13, 1996


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                                 EXHIBIT INDEX


Exhibit
Number                            Exhibit Description                                         Page
- ------                            -------------------                                         ----
   2.1           Asset Purchase Agreement by and among O.R. Estman, Inc.
                  d/b/a Satellite Paging, Dana Paging, Inc. d/b/a Message
                  Network, Bertram M. Wachtel, Edward R. Davalos, Kevan D.
                  Bloomgren and Metrocall, Inc., dated February 28, 1996. (a)

   2.2           Amendment to the Asset Purchase Agreement by and among
                  O.R. Estman, Inc. d/b/a Satellite Paging, Dana Paging, Inc.
                  d/b/a Message Network, Bertram M. Wachtel, Edward R. Davalos,
                  Kevan D. Bloomgren and Metrocall, Inc., dated August 30, 1996. *


*    Exhibit filed herewith.
(a) Incorporated by reference to Metrocall's Quarterly Report on Form 10-Q/A for the quarter ended March 31, 1996, filed with the Securities and Exchange Commission on July 15, 1996.


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